SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K-A
                                  Amendment to
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 24, 1998

                            GREEN CAPITAL GROUP, INC.
                            -------------------------
                 (Formerly known as Pacific Forest Corporation)
               (Exact name of registrant as specified in charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                33-55254-14                             87-0438451
         ------------------------            --------------------------------
         (Commission file number)           (IRS employer identification no.)


1221 Brickell Avenue, Suite 900, Miami, FL                 33131
------------------------------------------              -----------
(Address of principal executive offices)                 (Zip Code)


                                 (305) 377-8796
                                 --------------
              (Registrant's telephone number, including area code)

Item 1.           Changes in Control of Registrant.

                  Not applicable

Item 2.           Acquisition or Disposition of Assets.

                  Not applicable

Item 3.           Bankruptcy or Receivership.

                  Not applicable

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable

Item 5.           Other Events.

                  Not applicable

Item 6.           Resignation of Registrant's Directors.

                  Not applicable

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (a)     Financial Statements of Business Acquired.

                      Not applicable


              (b)     Financial Statements and Pro Forma Financial Information.

                                            Description
                                            -----------

         Independent Auditor's Report
         Audited Consolidated Balance Sheet of Green Capital N.V. and
              Subsidiaries as of December 31, 1997 and 1996
         Audited Consolidated Statements of Results and Retained Earnings of
              Green Capital N.V. and Subsidiaries for the periods of twelve and seven months ended December 31, 1997 and 1996
         Audited Consolidated Statements of Cash Flows of Green Capital N.V.
              and Subsidiaries for the periods of twelve and seven months ended December 31, 1997 and 1996

         Unaudited Condensed Consolidated Balance Sheet of Green Capital N.V.
              and Subsidiaries as of March 31, 1998
         Unaudited Condensed Consolidated Statement of Results of Green Capital
              N.V. and Subsidiaries for the three months ended March 31, 1998 and 1997
         Unaudited Condensed Consolidated Statement of Cash Flow of Green
              Capital N.V. and Subsidiaries for the three months ended March 31, 1998 and 1997
         Unaudited Condensed Consolidated Balance Sheet (Proforma) of Green
              Capital Group, Inc. and Subsidiaries as of March 31, 1998
         Unaudited Condensed Consolidated Statement of Results (Proforma) of
              Green Capital Group, Inc. and Subsidiaries for the three months ended March 31, 1998 and 1997
         Notes to the Consolidated Financial Statements

              (c)     Exhibits.

                      None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREEN CAPITAL GROUP, INC.



Date: September 25, 1998                 By: /s/ Oscar S. Christian
                                             ----------------------------------
                                                 Oscar S. Christian, President

                          INDEPENDENT AUDITORS' REPORT

                                                                      CECILIANO
                                                                      & CIA
To the Board of Directors and Stockholder of Green Capital N.V. and Subsidiaries

         We have audited the consolidated balance sheets of Green Capital N.V. and its subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of results and retained earnings, and of cash flows for the periods of twelve and seven months then ended. These consolidated financial statements are responsibility of Company's Management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Green Capital N.V. and its subsidiaries as of December 31, 1997 and 1996, and the results of its operations and cash flows for the periods of twelve and seven months then ended, in conformity with accounting principles generally accepted in the United States of America.

         As it is indicated in note 4 to the consolidated financial statements, as of December 31, 1997 and 1996, the trust created by the company is insufficient to fund the estimated costs necessary for future maintenance of plantations related to units sold. Management's plans to cover such insufficiency are also described in such note.


Law 6663 stamp for
(cent)1,000 adhered to and
canceled in the original

Insurance policy R-1153, expires:
September 30, 1998

July 13, 1998

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
                       AUDITED CONSOLIDATED BALANCE SHEETS
                        as of December 31, 1997 and 1996
                        (amounts expressed in US Dollars)


                           ASSETS                                NOTE               1997                    1996
                                                                 ----               ----                    ----
Current assets:
  Cash on hand and in banks                                                     $         30,486       $          57,112
  Accounts receivable                                              3                     940,378                 376,423
  Trust assets                                                     4                     137,417                 244,631
                                                                            --------------------     -------------------
      Total current assets                                                             1,108,281                 678,166

Property, machinery and equipment, net                             5                   8,011,514               1,407,294
Plantations under development                                   5 and 6                4,996,425               2,008,470
Other assets                                                       7                   1,604,146                   1,130
                                                                            --------------------     -------------------
       Total assets                                                               $   15,720,366         $     4,095,060
                                                                            ====================     ===================

LIABILITIES AND STOCKHOLDER'S EQUITY Current liabilities:
  Notes payable                                                    8             $       401,991         $       235,000
  Current portion of long term debt                                9                     253,603                 260,000
  Accounts payable to suppliers                                                           99,718                  26,509
  Provision for future plantations' maintenance costs             10                     163,756                  79,369
  Accrued expenses and others liabilities                                                 35,510                  30,305
                                                                            --------------------     -------------------
        Total current liabilities                                                        954,578                 631,183

Long term debt                                                     9                  13,481,675               2,646,879
Provision for future plantations' maintenance costs               10                     521,694                 247,206
Other liabilities                                                                         48,189                  50,806
                                                                            --------------------     -------------------
               Total liabilities                                                      15,006,136               3,576,074
                                                                            --------------------     -------------------

Stockholder's equity:
  Capital stock                                                   11                       6,000                   6,000
  Additional capital contributions                                                       216,397                 212,600
  Retained earnings                                                                      427,598                 299,929
  Currency translation adjustment                                  2                      64,235                     457
                                                                            --------------------     -------------------
           Total stockholder's equity                                                    714,230                 518,986
                                                                            --------------------     -------------------
               Total liabilities and stockholder's equity                      $      15,720,366       $       4,095,060
                                                                            ====================     ===================


                   The accompanying notes are an integral part
                    of the consolidated financial statements

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
        AUDITED CONSOLIDATED STATEMENTS OF RESULTS AND RETAINED EARNINGS for the periods of twelve and seven months ended December 31, 1997 and 1996
                        (amounts expressed in US Dollars)



                                                                 NOTE               1997                    1996
                                                                 ----               ----                    ----
Income from sales of teakwood contracts                        2 and 12         $      2,828,095       $       1,156,990
                                                                            --------------------     -------------------

Operating expenses and costs:
  Maintenance costs of teakwood plantations                    2 and 10                 (736,993)               (523,542)
  General and administrative                                                          (1,229,359)               (282,457)
  Marketing and selling                                                                 (390,482)                (44,951)
                                                                            --------------------     -------------------
      Total operating expenses and costs                                              (2,356,834)               (850,950)
                                                                            --------------------     -------------------
      Operating profit                                                                   471,261                 306,040

Financial expenses                                                                      (222,786)                     --
Amortization of goodwill                                        2 and 7                 (152,004)                  1,526
Other income (expenses), net                                                              31,198                  (7,637)
                                                                            --------------------     -------------------
          Net (loss) profit of the period                                                127,669                 299,929

    Retained earnings at the beginning of the period                                     299,929                      --
                                                                            --------------------     -------------------
    Retained earnings at the end of the period                              $            427,598      $          299,929
                                                                            ====================     ===================


                   The accompanying notes are an integral part
                    of the consolidated financial statements

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
                  AUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS for the periods of twelve and seven months ended December 31, 1997 and 1996
                        (amounts expressed in US Dollars)

                                                                 NOTE               1997                    1996
                                                                 ----               ----                    ----
Cash flows of the operating activities:
  Net profit of the period                                                        $      127,669         $       299,929
                                                                            --------------------     -------------------

Adjustments to reconcile the net profit of the period
with the net cash provided
by operating activities:
    Depreciation                                                   5                      20,170                  20,170
    Goodwill amortization                                                                152,004                 (1,526)
    Provision for future plantations' maintenance costs           10                     358,875                 326,575
    Allowance for doubtful receivables                             3                     239,796                  52,024
    Imputed interests                                                                    222,786                      --
    Increase in assets:
   Accounts receivable                                                                  (696,537)               (428,447)
   Other assets                                                                               --                (244,631)
   Increase in liabilities:
   Accounts payable                                                                       73,209                  26,509
   Accrued expenses and others liabilities                                                 5,205                  30,305
   Other liabilities                                                                          --                  52,332
                                                                            --------------------     -------------------
      Total adjustments                                                                  375,508                (166,689)
                                                                            --------------------     -------------------
Net cash provided by operating activities                                                503,177                 133,240
                                                                            --------------------     -------------------

Cash flows of the investing activities:
   Acquisition of fixed assets                                                           (25,426)                (22,184)
   Increase in other assets                                                                1,117                  (1,130)
                                                                            --------------------     -------------------
Net cash used by investing activities                                                    (24,309)                (23,314)
                                                                            --------------------     -------------------

Cash flows of the financing activities:
   Notes payable                                                                         166,991                 235,000
   Long-term debt                                                                       (740,060)               (506,871)
   Stockholder's additional capital contributions                                          3,797                 212,600
   Capital stock                                                                              --                   6,000
                                                                            --------------------     -------------------
Net cash provided by financing activities                                               (569,272)                (53,271)
                                                                            --------------------     -------------------

Net (decrease) increase in cash and cash equivalents                                     (90,404)                 56,655
Cash on hand and in banks at the beginning of the period                                  57,112                      --
Effect of currency translation adjustments                                                63,778                     457
                                                                            --------------------     -------------------
Cash on hand and in banks at the end of the period                           $            30,486      $           57,112
                                                                            ====================     ===================

                   The accompanying notes are an integral part
                    of the consolidated financial statements

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                        (amounts expressed in US Dollars)

                                                                                               As of
                                                                                           March 31,1998
                                                                                           -------------
                                      ASSETS

Current assets:
  Cash on hand and in banks                                                                   $           67,655
  Accounts receivable                                                                                  1,372,570
  Receivable from stockholder                                                                             11,208
  Other assets                                                                                           145,989
                                                                                    ----------------------------
          Total current assets                                                                         1,597,422

Property, machinery and equipment, net                                                                 8,007,809
Plantations under development                                                                          4,996,425
Other assets                                                                                           1,562,071
                                                                                    ----------------------------
          Total assets                                                                         $      16,163,727
                                                                                    ============================
                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable                                                                                $         397,000
  Current portion of long term-debt                                                                    1,144,916
  Accounts payable to suppliers                                                                          204,786
  Payable to stockholder                                                                                  38,159
  Provision for future plantations' maintenance costs                                                    191,131
  Accrued expenses and others liabilities                                                                 42,389
                                                                                    ----------------------------
          Total current liabilities                                                                    2,018,381

Long term-debt                                                                                        12,540,313
Provision for future plantations' maintenance costs                                                      631,194
Other liabilities                                                                                         47,535
                                                                                    ----------------------------
          Total liabilities                                                                           15,237,423

Stockholders' equity:
  Capital stock                                                                                            6,000
  Additional capital contributions                                                                       216,397
  Retained earnings                                                                                      637,752
  Currency translation adjustment                                                                         66,155
                                                                                    ----------------------------
          Total stockholder's equity                                                                     926,304
                                                                                    ----------------------------
               Total liabilities and stockholders' equity                                        $    16,163,727
                                                                                    ============================

                   The accompanying notes are an integral part
                    of the consolidated financial statements

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENT OF RESULTS
                                   (Unaudited)
                        (amounts expressed in US Dollars)

                                                                          For the three              For the three
                                                                           months ended               months ended
                                                                          March 31, 1998             March 31, 1997
                                                                      ----------------------     ----------------------
Income from sales of teakwood contracts                                     $        778,917            $       556,225

Operating expenses and costs:
  Maintenance costs of teakwood plantations                                          258,537                    165,059
  Marketing and selling                                                                6,662                     24,462
  General and administrative                                                         238,209                    126,697
                                                                      ----------------------     ----------------------
          Total operating expenses and costs                                         503,408                    316,218
                                                                      ----------------------     ----------------------
          Operating profit                                                   $       275,509            $       240,007

Other expenses, net                                                                   65,355                     11,449
                                                                      ----------------------     ----------------------
          Net profit of the period                                                   210,154                    228,558
          Retained earnings at the beginning of the period                           427,598                    299,929
                                                                      ----------------------     ----------------------
          Retained earnings at the end of the period                        $        637,752             $      528,487
                                                                      ======================     ======================



                   The accompanying notes are an integral part
                    of the consolidated financial statements

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENT OF CASH FLOW
                                   (Unaudited)
                        (amounts expressed in US Dollars)

                                                                          For the three             For the three
                                                                           months ended              months ended
                                                                          March 31, 1998            March 31, 1997
                                                                      ----------------------    ----------------------
Cash flows of the operating activities:
  Net profit of the period                                                  $        210,154                $  228,558

Adjustments to reconcile net profit of the period to net
  cash provided by operating activities:
      Depreciation                                                                     5,043                     5,044
      Goodwill amortization                                                           41,421                      (654)
      Provision for future plantations' maintenance costs                            177,814                    89,719
      Allowance for doubtful receivables                                                  --                        --
      Increase in assets:
          Accounts receivable                                                       (443,400)                 (188,802)
          Other assets                                                                (8,572)                   (3,021)
      Increase in liabilities:
          Accounts payable                                                           105,068                   (26,538)
          Maintenance costs charged to the provision                                 (40,939)
          Payable to stockholder                                                      38,159
          Accrued expenses and others liabilities                                      6,879                    44,103
                                                                      ----------------------    ----------------------
               Total adjustments                                                    (118,527)                  (80,149)
                                                                      ----------------------    ----------------------
Net cash provided (used) by operating activities                                      91,627                   148,409
                                                                      ----------------------    ----------------------

Cash flows of the investing activities:
     Disposition of fixed assets                                                      (1,339)                    4,559
     Increase in other assets
                                                                      ----------------------    ----------------------
Net cash used (provided) by investing activities                                      (1,339)                    4,559
                                                                      ----------------------    ----------------------

Cash flows of the financing activities:
      Amortization of long term debt                                                 (50,048)
     Notes payable                                                                    (4,991)                   55,544
     Capital stock                                                                        --                        --
                                                                      ----------------------    ----------------------
Net cash provided (used) by financing activities                                     (55,039)                   55,544
                                                                      ----------------------    ----------------------

Net increase (decrease) in cash and cash equivalent                                   35,249                   208,512
Cash on hand and in banks at beginning of period                                      30,486                    57,112
Effect of currency translation adjustments                                             1,920                     3,246
                                                                      ----------------------    ----------------------
Cash on hand and in banks at end of period                                            67,655                   268,870
                                                                      ======================    ======================

                   The accompanying notes are an integral part
                    of the consolidated financial statements

                   GREEN CAPITAL GROUP, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEET (PROFORMA)
                                   (Unaudited)
                        (amounts expressed in US Dollars)

                                                                                      As of
                                                                                   March 31,1998
                                                                             -----------------------
                               ASSETS
Current assets:
  Cash on hand and in banks                                                       $           67,655
  Accounts receivable                                                                      1,372,570
  Receivable from stockholder                                                                 11,208
  Other assets                                                                               145,989
                                                                             -----------------------
          Total current assets                                                             1,597,422

Property, machinery and equipment, net                                                     8,007,809
Plantations under development                                                              4,996,425
Other assets                                                                               1,562,071
                                                                             -----------------------
          Total assets                                                             $      16,163,727
                                                                             =======================
                LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Notes payable                                                                  $           397,000
  Current portion of long term-debt                                                        1,144,916
  Accounts payable to suppliers                                                              204,786
  Payable to stockholder                                                                      38,159
  Provision for future plantations' maintenance costs                                        191,131
  Accrued expenses and others liabilities                                                     89,924
                                                                             -----------------------
          Total current liabilities                                                        2,065,916

Long term-debt                                                                            12,540,313
Provision for future plantations' maintenance costs                                          631,194
Other liabilities
                                                                             -----------------------
          Total liabilities                                                               15,237,423

Stockholders' equity:
  Capital stock                                                                                7,325
  Additional capital contributions                                                           278,322
  Retained earnings                                                                          574,502
  Currency translation adjustment                                                             66,155
                                                                             -----------------------
          Total stockholders' equity                                                         926,304
                                                                             -----------------------
               Total liabilities and stockholders' equity                            $    16,163,727
                                                                             =======================

                   GREEN CAPITAL GROUP, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENT OF RESULTS (PROFORMA)
                                   (Unaudited)
                        (amounts expressed in US Dollars)


                                                                          For the three              For the three
                                                                           months ended               months ended
                                                                          March 31, 1998             March 31, 1997
                                                                      ----------------------     ----------------------
Income from sales of teakwood contracts                                     $        778,917            $       556,225

Operating expenses and costs:
  Maintenance costs of teakwood plantations                                          258,537                    165,059
  Marketing and selling                                                                6,662                     24,462
  General and administrative                                                         244,459                    126,727
                                                                      ----------------------     ----------------------
          Total operating expenses and costs                                         509,658                    316,248
                                                                      ----------------------     ----------------------
          Operating profit                                                   $       269,259            $       239,977

Other expenses, net                                                                   65,355                     11,449
                                                                      ----------------------     ----------------------
          Net profit of the period                                            $      203,904            $       228,528
          Retained earnings at the beginning of the period                           370,598                    246,743
                                                                      ----------------------     ----------------------
          Retained earnings at the end of the period                        $        574,502             $      475,271
                                                                      ======================     ======================


                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                        (amounts expressed in US Dollars)

1.       Domicile, Activities, Accounting Records, and Currency:
         ------------------------------------------------------

         Green Capital Group, Inc. (the parent company), is domiciled in Nevada. Green Capital N.V. (the holding company) is domiciled in Curacao, as well as its subsidiary Green Capital Management (Capital Management), which is the parent company of Promociones Capital Verde S.A. and Bosque Teca Verde S.A. (BTV). The subsidiary El Reino de Papa Juan S.A. is domiciled in the Republic of Costa Rica. Promociones Capital Verde S.A. as well as its wholly owned subsidiary Reforestadora Capital Verde S.A. are domiciled in Costa Rica. Bosque Teca Verde S.A. is domiciled in The Netherlands. All the companies are referred herein as the Company. Their main line of business is the development of teakwood plantations and the sale of teakwood contracts, for which they count with 297 hectares planted of teakwood out of a total of 1,508 suitable for such purpose. The holding company and its subsidiary Green Capital Management, as well as BTV, keep their accounting records in US dollars. The other companies keep their accounting records in colones ((cent)), the official currency of Costa Rica (note 14).

2.       Principal Accounting Policies:
         -----------------------------

         Principal accounting policies followed by the Company are in conformity with accounting principles generally accepted in the United States of America.

         Consolidation:

         The consolidated financial statements include the accounts of Green Capital N.V. and its wholly owned subsidiaries, as well as those of the other companies mentioned in note 1. All significant intercompany balances and transactions have been eliminated in consolidation. Financial statements of subsidiaries domiciled in Costa Rica were consolidated as of September 30 of each year.

         Translation of the Financial Statements into US Dollars:

         The financial statements of El Reino de Papa Juan S.A., Promociones Capital Verde S.A., and Reforestadora Capital Verde S.A, have been translated into US dollars on the basis of the Costa Rican colon as the functional currency, as follows:

                  a. Monetary and non monetary assets and liabilities, at the exchange rate in force at the end of the period.

                  b. Equity accounts, at the historical exchange rates.

                  c. The adjustment resulting from translation is included as part of the stockholder's equity, in an account denominated "Currency translation adjustment".

         Property, Machinery, and Equipment:

         These are recorded at cost. Repairs that do not extend useful life of assets are charged to the results of the period. Depreciation is recorded at the rates required to amortize the cost over their estimated useful life (10 years for vehicles, machinery, furniture and office equipment, between 12 and 50 years for buildings and similar ones), using the straight-line method. Depreciation expense is charged to the results of the period.


                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)

         -----------------------------

         Plantations Under Development:

         Teakwood

         Costs related with sowing and maintenance of teakwood plantations sold are estimated (as to the moment of harvest) and directly registered as part of the results of the period in which the sale of units is made. The company begins planting only when teakwood contracts are sold. Provision for future plantations' maintenance cost is reviewed and adjusted periodically based on current conditions and technicians' opinion.

         Secondary Forest

         Timber trees' plantations other than teakwood, acquired as product of the purchase of the operative lands, are registered at cost.

         Goodwill:

         Since it is related mostly with lands acquired for teakwood plantation, it is amortized during a period no greater than 40 years and according to selling of teakwood contracts, calculated with basis on the hectares available for teakwood plantation during such period.

         Sale of Teakwood Contracts:

         Income from the sale of teakwood contracts is recognized when the contract is signed (note 12).

         Employees' Legal Benefits:

         These are recognized when the payment is made.

3.       Accounts Receivable:
         -------------------

                                                          1997             1996
                                                          ----             ----

         (A)   Contracts                              $   645,392          $310,049
               Others                                     586,806           118,398
                                                      -----------         ---------
                    Total                               1,232,198           428,447

               Less: Allowance for doubtful accounts     (291,820)          (52,024)
                                                      -----------         ---------
                    Net                               $   940,378          $376,423

               (A) They correspond to teakwood contracts pending of collection, which were signed in 1997 and 1996, respectively (note 12).

4.       Trust Assets:
         ------------

         It corresponds to funds transferred to a trust (note 12) in order to cover teakwood plantations' maintenance costs over the units sold. A unit corresponds to a half planted hectare, but a portion of a unit can also be sold (i.e. a quarter, a half, etc.). Funds are invested at sight, with variable interest rates depending on term.


                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)


 4.      Trust Assets, continued:
         ------------

         Due to inadequate maintenance practices followed by former owner of Bosque Teca Verde's teakwood plantations and subsequent improvement of infrastructures, in line with Green Capital's high maintenance and quality standards, as well as due to further financing of the Company's expansion, part of the trust's funds were used to finance such activities. Consequently, as of December 31, 1997 and 1996, the funds held in trust are insufficient in approximately $510,522 and $81,944, respectively, to cover estimated future maintenance costs of plantations. Management's plan is to cover such insufficiency with future sales of units of the teakwood plantations to be developed in the new lands acquired (note 5).

         Management's intention is to create a trust for each plantation in order to control its costs separately, according to the auditors' recommendation.

5.       Property, Machinery, and Equipment:
         ----------------------------------

                                                       1997              1996
                                                       ----              ----
         (A)       Facilities                     $  207,920          $   108,321
         (A)       Boats                              95,500               45,701
                   Furniture and equipment            47,608               22,182
                                                 -----------         ------------
                            Total                    351,028              176,204



                   Accumulated depreciation          (40,340)             (20,170)
                                                 -----------         ------------
                            Net                      310,688              156,034

         (A) (B) Land                              7,700,826            1,251,260
                                                 -----------         ------------
                            Total                 $8,011,514           $1,407,294

         (A) It includes assets with a fair value of $3,397,219, which were acquired through the purchase on credit of 100% shares of El Reino de Papa Juan S.A. in 1996. As of that date, purchase value of shares was $3,413,750, which generated a negative goodwill of $4,979,925, including the value of timber other than teak. This negative goodwill was applied to reduce proportionally the appraisal's value of the non-current assets acquired. However, in September 1997, terms of debt agreement related with the acquisition of the company were modified (note 9), whereby the aforementioned negative goodwill became positive in the amount of $258,991 (note 7). Consequently, assets were adjusted at purchase cost, allocated according to their fair value. Fair value was determined based on a valuation made by an independent appraiser in December 1995, detailed as follows:


                  Location               Description           Appraisal value
                  --------               -----------           ---------------

                  Salma Farm                Land               $1,476,480

                                         Facilities               159,160

                                     Teakwood plantation          546,042

                  Dominical                 Land                  147,955
                  Farm
                                     Teakwood plantation          109,720

                  La Florida                Land                1,469,397


                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)



                         Facilities                                48,727

                            Boats                                  91,500

                   Communication Equipment                          4,000

                  Timber (woods other than                      4,996,425
                       teak) (note 6)
                                                      -------------------
                            Total                          $    9,049,406
                                                      ===================

             Since the rights of usufruct on acquired teakwood plantations had been already sold to investors, their market value was adjusted to zero. Consequently, $655,762 was charged to goodwill arisen from this transaction. (note 7).


         (B) In September, 1997, the holding company acquired 80% of the shares of Compania Ganadera Internacional S.A., for a total of $7,500,000 (note 9), which main asset is a land comprising 2,500 hectares located in the Pacific coast of Costa Rica with a fair value of $5,758,680, according to an appraisal made by an independent expert in March 23, 1998. This transaction generated a goodwill of $1,499,763 (note 7).

             Depreciation expense of $20,170 for 1997 and 1996, was charged to the results of each period.

6.       Plantations Under Development:
         -----------------------------

                  Teakwood:

                  The Company developed its teakwood plantations in five phases, which situation as of December 31, 1997 is described as follows:

                        Phase 1: Began in 1987 and 1988, covering an extension of 37 hectares planted in a total of 70 hectares of land.

                        Phase 2: Began in 1992, covering an extension of 60 hectares planted in a total of 95 hectares of land.

                        Phase 3: Began in 1993 and 1994 , covering an extension of 68 hectares planted in a total of 188 hectares of land, from which 81 are suitable for teakwood plantation.

                        Phase 4:         Began in 1995, covering an extension
                                         of 60 hectares planted in a total of
                                         232 hectares of land, from which 67 are
                                         suitable for teakwood plantation.

                        Phase 5: Began in 1997, covering an extension of 72 hectares planted in a total of 2,500 hectares of land, from which 1,300 are suitable for teakwood plantation.

             In general, teakwood exploitation is expected to begin in the fourth year after the trees are planted. Subsequently, intermediate thinnings every three years are planned; however, the main harvest is expected to be obtained 20 years after plantation.



                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)


6.       Plantations Under Development, continued:
         -----------------------------

         Secondary Forest:

         At the balance sheet's date, the plantations' accumulated costs correspond to a secondary forest and a natural reserve planted of trees other than teak. Value of standing timber for $4,996,425 was determined based on a valuation made by an independent appraiser as of December 31, 1995 (note 5). Exploitation of timber must be made according to a forestry plan approved by the government.

7.       Other Assets:
         ------------

         They correspond mainly to goodwill generated in the acquisition of 80% of the shares of Compania Ganadera Internacional, S.A. and 100% of the shares of El Reino de Papa Juan S.A. (note 5). As of December 31, 1997, it is presented net of an accumulated amortization for $154,621.

8.       Notes Payable:
         -------------

                                                                                  1997              1996
                                                                                  ----              ----
         (A)      John William Kramer and De Leede Investment B.V.                $179,991        $200,000
         (B)      Investor                                                         180,000              --
                  Other                                                             42,000          35,000
                                                                                 ---------      ----------
                        Total                                                     $401,991        $235,000

         (A) Amount owed for the purchase of 100% of Bosque Teca Verde's shares. It does not bear any interest rate nor has a maturity date. It is guaranteed by Bosque Teca Verde's shares.

         (B) According to the Company's management, it corresponds to an advance received from a investor for purchase of "units", which was not completed. Consequently, the Company's management believes it is entitled to file a claim or a lawsuit against the investor for not fulfilling his contractual obligations, and consequently, to compensate the Company for the damages caused. However, according to a confirmation's reply received from creditor, it is a loan that does not bear any interest, it is not documented, nor does it have a guarantee, but which is due on July 1998.

9.       Long-term Debt:
         --------------

                                                                                 1997              1996
                                                                                 ----              ----
         (A)      Maria Marta Batalla G.                                      $  7,010,000              --
         (B)      Gambordela Enterprises Inc.                                    8,109,766      $2,906,879
                                                                             -------------      ----------
                          Total                                                 15,119,766       2,906,879

                  Less:  Current portion                                        (  253,603)       (260,000)
                                                                             -------------     -----------
                          Long-term debt                                        14,866,163       2,646,879

                  Less: Discount on notes payable                               (1,384,488)             --
                                                                             -------------   -------------
                          Net                                                  $13,481,675      $2,646,879

         (A) On September 16, 1997, the holding company and Mrs. Maria Marta Batalla G. signed a contract (note 5), which establishes the following clauses:



                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)

         --------------

             a. Mrs. Batalla sells and transfers 80% of Ganadera's capital stock. The main asset of the company is a farm called "Rancho Nuevo" with an area of 2,500 hectares.

             b. Mrs. Batalla will be appointed as president of the company during the term of the contract; however, during such term, she will not be able to dispose of the company's assets.

             c. The purchase price of the company's shares is $7,500,000, which must be paid as follows:

                March 1999                           $1,000,000
                March 2000                            1,500,000
                March 2001                            2,000,000
                March 2002                            2,000,000
             1/ March 2003                            1,000,000

             1/ In September 1997, $500,000 were paid, which will be deducted from the last payment.

                Nevertheless the payment schedule mentioned above, the holding company must pay to the seller $1,500 for each unit (1/2 hectare) planted of teak. Additionally, it must pay $2,500 for each unit sold during the first year, $2,250 in the second year, $1,700 in the third and fourth year, and $166 in the last year. Such payments will be deducted from the annual payments stated above.

             d. Ganadera's shares will be pledged as collateral guarantee.

             e. The holding company commits to constitute a trust to cover all maintenance costs of all units sold until they are ready for commercial exploitation.

             f. The term of the loan agreement is for 5 years starting on
                March 1, 1998.

             g. The holding company has the option to purchase the additional
                20% of Ganadera's shares at any time during the term of the contract for an amount of $200,000.

         (B) On September 12, 1997, the contract with Gambordela Enterprises Inc. for purchasing 100% of the shares of El Reino de Papa Juan S.A. (note 5) was restructured as to price and conditions. The principal effect of the restructuring was a price increment on assets acquired in the amount of $5,452,916. Main conditions established in this contract are the following:

             a. The purchase price to acquire 100% of the shares is $8,866,666 payable as follows:

                i. $866,666 payable on February 28, 1998, which at the auditors'
                   report date were almost paid.


                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)


9.       Long-term Debt, continued:
         --------------

               ii. Immediately following consummation of the transaction
                   described in note 15, Green Capital Group Inc. will issue that number of shares from its restricted common stock equal in market value to $4,200,000 (but in no event more than 4,200,000 shares in the aggregate), which represents partial payment of the balance of $8,000,000 owed. The holding company has the option to repurchase all these shares within 18 months from the date of issuance at a purchase price of $4,200,000 in the aggregate. The agreement provides for additional shares to be issued, if any, to maintain the aggregate market value of such shares at $4,200,000. This option may be rescinded in case of a weekly payment delay, as described in the following paragraph.

              iii. The balance of $3,800,000 will be paid in weekly
                   installments of $10,000 each starting February 1998, for a five-year period, at a 9% yearly interest. The remaining balance due at the end of the five-year period will be paid in a single payment. Any delay of more than fourteen days in a weekly payment is cause of rescission of contract.

             b. The shares of El Reino de Papa Juan S.A. are pledged as a collateral guarantee until paid in full.

             As of December 31, 1997 and 1996, maturities of the long-term debt are as follow:

                           Year             1997               1996
                           ----             ----               ----

                           1998                  --          $1,200,000
                           1999         $ 5,357,330           1,200,000
                           2000           1,672,089             246,879
                           2001           2,188,232                  --
                           2002           5,138,512                  --
                           2003             510,000                  --
                                      -------------         -----------
                                        $14,866,163          $2,646,879

10.      Provision for Future Plantations' Maintenance Cost:
         --------------------------------------------------

         It corresponds to an estimation of future maintenance costs on units sold. The holding company is responsible for maintenance costs of plantations until the main harvest of timber is obtained (note 6). Rights of usufruct on plantations corresponding to units sold belong to investors through a foundation domiciled in Curaao (note 12).

11.      Capital Stock:
         -------------

         It is constituted by an authorized capital stock of $30,000, divided into 30,000 shares with a par value of $1.00 each. Of those shares, a total of 6,000 are subscribed, issued and fully paid.



                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)


12.      Contracts:
         ---------

         Teakwood:

         These were signed by Green Capital N.V., Stichting Green Capital, a Foundation established in accordance with The Netherlands Antilles law, and investors who desire to participate in the right to usufruct of teakwood plantations owned by the former. Through such contracts, investors acquire a participation in the Foundation for a minimum period of 20 years, who in return, receive the full rights of usufruct over the surface areas of the aforementioned plantations. Consequently, the investor acquires the full rights over all teakwood proceeds for a period of no less than 20 years. The most important clauses of the contracts are the following:

         a. The Foundation is obliged to look after the interests of the investors, and for that purpose, it shall exercise its rights of usufruct over each of the teakwood plantations' surface areas, in accordance with the instructions and for the benefit of the investor.

         b.  The price of the right of usufruct per unit is as follows:

                                 Area                            Price
                                 ----                            -----

                     5,000 SQ. M. (1/2 hectare)                  $18,000
                     2,500 SQ. M. (1/4 hectare)                   10,000
                     1,250 SQ. M. (1/8 hectare)                    5,750
                       625 SQ. M. (1/16 hectare)                   3,500

             The amount obtained from the investors will be deposited in an escrow account of Green Capital with the ABN AMRO Bank N.V., in order to be distributed pursuant to the escrow agreement described below.

          c. At the conclusion of the agreement, the investor has all rights to the usufruct over the participation's surface area at the Foundation, less five percent of the sales resulting therefrom, which will be income of the holding company.

          d. Green Capital N.V. commits to render to the investor the following services during the term of the agreement:

             i.      Weeding of the ground.

             ii.     Pruning of the teak trees

             iii. Maintenance of fences, internal roads, drainage ditches, and bridges

             iv. General guarding, protecting and supervising of the plantation

             v. Intermediate thinning of inferior quality trees and/or cutting of trees in accordance with a forestry schedule, as well as the required re-planting

             vi. Issuance of written reports to investors regarding the progress and growth of the teak trees, at least twice a year.


                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)

        ---------

             vii. Access to and guidance over the plantation in order to show progress

             viii. Collection of the sales results and the distribution thereof to the investor, accompanied by a certified accountant attestation regarding the result of the sale.

         Trust Agreement (Fideicomiso B.T.V. or Green Capital Trust):

         It was signed between Bosque Teca Verde S.A. (Trustee) and K.P.M.G Servicios Legales S.A. (the trustee) in March 1994, in order to guarantee the maintenance of teakwood plantations owned by Cabsa Dos S.A., a wholly-owned subsidiary of El Reino de Papa Juan S.A. The most important clauses of this contract are:

         a. The creation of this trust originates in an agreement executed among the following entities: Stichting Bosque Teca Verde (Stichting), Bosque Teca Verde S.A. and Cabsa Dos S.A. (Cabsa), which establishes that Cabsa has assigned and transferred to Stichting, a company domiciled in The Netherlands, the right of usufruct over all teak trees planted and that B.T.V. is in charge of the marketing and sale of the "units" (corresponding to 1/2, 1/4, 1/8 or 1/16 of hectare planted) on behalf and in representation of Cabsa, with prior authorization from Stichting Bosque Teca Verde.

         b. The sole beneficiary of 100% of the profits earned by this trust is B.T.V.

         c. B.T.V. shall place in the trust with K.P.M.G., a portion of the proceeds coming from the sale of the "units". Additionally, B.T.V. shall specifically instruct K.P.M.G. to transfer to Cabsa an adequate amount of funds to cover all maintenance costs of "units" sold, in order to guarantee to the participants that the "units" so acquired be adequately and timely maintained through appropriate and professional assistance.

         d. Trust funds will be used to pay maintenance cost of the "units" sold, professional services rendered, and other corresponding payments, upon instructions of BTV and according to the trust agreement.

         e. If the funds of the trust are insufficient for any reasons, B.T.V., from time to time, will increase them to a reasonable amount so that the maintenance of the "units" is duly covered, as well as to make the corresponding payments.

         f. The trust deed shall be in force for a term of twenty-three years.

         Escrow Agreement (ABN):

         It was signed in November 1996, between ABN AMRO Bank N.V. (Escrow Agent), Green Capital Foundation, and Green Capital N.V., for the purpose of receiving and holding funds (selling of participation) to be delivered to Green Capital N.V., the Escrow Agent, Green Capital Trust and Green Capital Management N.V., upon receipt of the written approval and instructions of both the investor and Green Capital N.V.

         During the period, distribution of funds coming from participation's sales was carried out in a way different than the one stated in the agreement, upon instructions received from Green Capital N.V.

                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)

         ---------

         Consequently, as of December 31, 1997 and 1996, funds deposited in the trust are insufficient for the adequate future maintenance of the "Units" sold (note 4).

         Forestry Contracts:

         They were signed between the Ministry of Natural Resources, Energy and Mining, the Ministry of Finance, and three of the wholly-owned subsidiaries of El Reino de Papa Juan S.A., detailed as follows:

         a. Forestal Baru Teca S.A.: It was signed in July 1990. The company commits to develop a reforestation project in an area of 73 hectares. There is no term for wood's exploitation.

         b. Inversiones Forestales de Dominical S.A.: It was signed in October 1991. Through this contract, the company commits to handle a reforestation project in an area of 53.5 hectares. There is no term for wood's exploitation.

         c. Cabsa: It was signed in July 1995. The company committed to develop the reforestation project in an area of 110 hectares. This contract shall be in force for a twenty year-term.

             Principal commitments of the companies are:

             i. Fulfill the technical plan of forestry handling approved by the General Office of Forestry (DGF, for its name in Spanish), as well as to follow any technical recommendation given by such entity.

             ii. Contract a forestry technician who will have to inform DGF on a quarterly basis about the project's progress.

             iii. Inform promptly the General Office of Forestry of any use given to the wood extracted from the reforestation project, which must be made according to the forestry plan approved by such organization. Likewise, the company must pay the corresponding tax established by the Forestry Law before extracting or industrializing the wood from the project.

             iv. Obtain a previous authorization from the General Office of Forestry in order to get a tax exoneration over the import of equipment, machinery, and supplies, which will be required for carrying out the forestry plan.

13.      Contingent Liabilities:
         ----------------------

         Fiscal:

         In Costa Rica, the income tax returns for the last four fiscal periods are open for examination by fiscal authorities. Consequently, the Company is contingently liable for potential claims of additional taxes; however, any claims that could arise from tax assessment corresponding to periods previous to companies' acquisition are responsibility of former management, according to the purchase contracts signed by the parties. Management considers that returns for 1996 and 1997 fiscal years, just as same were filed, would not be substantially adjusted as a result of any future review.

                   The accompanying notes are an integral part
                    of the consolidated financial statements

                        (amounts expressed in US Dollars)

         ----------------------

         Additionally, the 1997 assets' tax return of a company domiciled in Costa Rica has not been filed, situation which could be sanctioned by fiscal authorities with a penalty of $2,116, plus interests and surcharges.

         Employees' Legal Benefits:

         In Costa Rica, the payment of severance benefits, equivalent to one month's salary for each year worked, is limited to a maximum payment of eight months, effective at death, retirement with pension, or separation of the employee without just cause. This benefit is not applicable when the employee voluntarily resigns or is separated with just cause. As of December 31, 1997 and 1996, the maximum exposure for this concept amounts to $25,217 and $12,642 respectively.

         Others:

                  During the periods of twelve and seven months ended at the balance sheets' dates, the Company has not reported to welfare institutions certain salaries of employees. Consequently, it is contingently liable for the payment of withholding taxes and social contributions for the amounts of approximately $43,660 and $16,960 corresponding to the aforementioned periods, respectively, which does not include penalties nor surcharges.

14.      Exchange Rate Regulations and Restrictions on Foreign Currencies:
         ----------------------------------------------------------------

         In Costa Rica, transactions related with the exchange of foreign currencies must be carried out through the banks authorized for this purpose by the Central Bank, whereby each bank is authorized to establish the exchange rate for the purchase and sale of foreign currencies.

         As of December 31, 1997 and 1996, the reference exchange rate for selling transactions, fixed by the Central Bank, was of (cent)220.19 and (cent)244.53 for $1.00 respectively. For purchasing transactions, a difference of (cent)0.46 and (cent)0.49 less is applicable.

         As of the date of the independent auditors' report, the reference selling exchange rate was of (cent)257.83 for $1.00.

15.      Subsequent Events:
         -----------------

         In April 1998, Green Capital N.V. was acquired by Pacific Forest Corporation, a publicly-traded US "shell" corporation, whereby the holding company becomes a wholly-owned subsidiary of the US corporation through an exchange of shares, and the US corporation becomes the holding company and changes its name to Green Capital Group Inc.


                   The accompanying notes are an integral part
                    of the consolidated financial statements